                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  AUGUST 9, 2000
                                                  --------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             OHIO                      0-27202                        34-1803229
------------------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer Identification No.)
        of incorporation)

32000 AURORA ROAD                   SOLON, OHIO                        44139
--------------------------------------------------------------------------------------------
            (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code            440/519-0500
                                                  ------------------------

                                 NOT APPLICABLE
----------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

On August 9, 2000, Advanced Lighting Technologies, Inc. ("ADLT") announced its revised outlook for the fourth quarter and fiscal year operating results. ADLT's press release, dated August 9, 2000, relating to the revised outlook is attached hereto as Exhibit 99.1.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

( c )  Exhibits

EXHIBIT NO.                    DESCRIPTION OF EXHIBITS                PAGE NO.
-----------  -----------------------------------------------------    --------

99.1         Press release of Advanced Lighting Technologies, Inc.
             dated August 9, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED LIGHTING TECHNOLOGIES, INC.


Date: August 9, 2000                By:   /s/ Wayne R. Hellman
      --------------                     --------------------------------
                                          Wayne R. Hellman
                                          Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBITS                              PAGE NO.
--------------------------------------------------------------------------------

99.1              Press release of Advanced Lighting Technologies, Inc.
                  dated August 9, 2000.